EXHIBIT 10.5
EXECUTION VERSION

AGREEMENT FOR SECURITY

(TRADEMARKS)

WHEREAS, dated July 30, 2010, made by Frederick’s of Hollywood Group Inc., a New York corporation (“Grantor”), FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Grantor, the Parent, Frederick’s and Stores, individually, a “Borrower”, and collectively, the “Borrowers”) has either applied for or has adopted, used and is using, and holds all right, title and interest in and to, the trademarks and service marks listed on the annexed Schedule 1A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”);

WHEREAS, Borrower has entered into a Security Agreement, dated July 30, 2010 (as amended or otherwise modified from time to time, the “Security Agreement”), in favor of Hilco Brands, LLC, as agent for certain lenders (the “Agent”);

WHEREAS, pursuant to the Security Agreement, Borrower has granted to the Agent for the benefit of the lenders a continuing security interest in all right, title and interest of Borrower in, to and under the Trademarks, together with, among other things, the goodwill of the business symbolized by such Trademarks and all applications and registrations thereof and therefore, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, satisfaction, performance and observance of the Obligations (as such terms are defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does grant to the Agent for the benefit of the lenders a continuing security interest in the Collateral to secure the prompt payment, satisfaction, performance and observance of the Obligations.

Borrower does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

IN WITNESS WHEREOF, Borrower has caused this Agreement for Security to be duly executed by its officer thereunto duly authorized as of July 30, 2010

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:		/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:		FOH Holdings, Inc., its Manager

	By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Frederick’s of Hollywood Group Inc., a New York corporation, and that he executed the foregoing instrument in the firm name of Frederick’s of Hollywood Group Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of FOH Holdings, Inc., a Delaware corporation, and that he executed the foregoing instrument in the firm name of FOH Holdings, Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Frederick’s of Hollywood, Inc., a Delaware corporation, and that he executed the foregoing instrument in the firm name of Frederick’s of Hollywood, Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Frederick’s of Hollywood Stores, Inc., a Nevada corporation, and that he executed the foregoing instrument in the firm name of Frederick’s of Hollywood Stores, Inc., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

STATE OF NEW YORK
ss.:
COUNTY OF NEW YORK

On this 30th day of July, 2010, before me personally came Thomas Rende, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the Chief Financial Officer of Hollywood Mail Order, LLC, a Nevada limited liability company, and that he executed the foregoing instrument in the firm name of Hollywood Mail Order, LLC., and that he had authority to sign the same, and he acknowledged to me that s/he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

/s/ Marci J. Frankenthaler
Marci J. Frankenthaler
Notary Public – State of New York
No. 02FR5048905
Qualified in Westchester County
Certificate Filed in New York County
My Commission Expires September 5, 2013

SCHEDULE 1A TO AGREEMENT FOR SECURITY
(TRADEMARKS AND TRADEMARK APPLICATIONS)

1.           Trademarks Frederick’s of Hollywood, Inc. (“FOH”)

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
CALIFORNIA.
FREDERICK’S	Reg. No. (CA) 4368 Renewal No. 7565	Issued 4/30/76 Renewed 4/30/06	4/30/16	35	4/1947 3/1946	N/A	FOH	Retail sales of wearing apparel and accessories, toilet preparations, watches, books.	Next renewal due by 4/30/16.
U.S.
F (Stylized)	Reg. No. 3,532,435	Issued 11/11/2008	11/11/18	3, 18, 21, 25	3- 11/1/03 11/1/03 18-10/1/04 10/1/04 21-11/1/03 11/2/03 25- 3/1/02 3/1/03	Due 11/12/13 - 11/11/14	FOH
3-Bubble bath, body oil, body beads, body glitter; body; bath power, face powder, talcum powder, perfume, cologne, toilet water, essential oils for personal use, hand cream, body cream, face cream, face cleanser.

18-Toiletry cases of imitations leather.

21-Non-metal decorative boxes, namely, soap boxes and ceramic boxes for hair care accessories.
25-Body shapers, body suits, bustiers, camisoles, dresses, foundation garments, garter belts, lingerie, loungewear, negligees, night gowns, night shirts, pajamas, panties, pantyhose, sleepwear, stockings, tap pants, teddies, underpants.
Decl. of Continued Use & Incontestability due between 11/11/13 - 11/11/14.

F (Stylized)	Reg. No. 3,076,474	Issued 4/4/2006	4/4/16	3, 4, 25, 35	6/2000 6/2000	Due 4/4/11-4/4/12	FOH
003 – Toilet water and body lotion.

004 – Candles.

025 - Clothing, namely, bras, breast enhancers and push-up pads.

035 - Retail store, mail order catalogue services, and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Decl. of Continued Use & Incontestability due between 4/4/11-4/4/12.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
CORSETINI	85/029,166	Filed 5/3/10		03, 25	ITU		FOH
03 - Bath oil; body cream; body lotion; body oil; body powder; fragrances; perfumes and colognes; shower and bath gel; sun care lotions.
25 – Bathing suits; bras; cover-ups; lingerie; panties, shorts and briefs; swimwear.
									Application filed.

FREDERICK’S	Reg. No. 1,055,867	Issued 1/11/1977	1/11/17	3	3/1946	Filed	FOH	003 - Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream, and body massage cream.	Next renewal due by 1/11/17.

FREDERICK’S	Reg. No. 1,058,525	Issued 2/8/1977 Renewed	2/8/17	25	3/1946	Filed	FOH
025 - Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and [ girls' ] ), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts (men's [ and boys' ] ), shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist cinchers.
									Next renewal due by 2/8/17.

FREDERICK’S	Reg. No. 1,052,485	Issued 11/9/1976	11/9/16	26	3/1946	Filed	FOH	026 - Hairpieces and wigs.	Next renewal due by 11/9/16.

FREDERICK’S	Reg. No. 1,051,548	Issued 10/26/1976	10/26/16	42	1946	Filed	FOH	042 - Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.	Next renewal due by 10/26/16.

FREDERICK’S (Stylized)	Reg. No. 664,746	Issued 7/22/1958	7/22/18	25	1946	Filed	FOH
025 - Women's and girls' dresses, brassieres, corsets, girdles, foundation garments, slips, panties, garter belts, slippers, hosiery, nightgowns, pajamas, robes, chemises, men's under shorts, and pajamas.
									Next renewal due by 7/22/18.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,674,329	Issued 2/4/1992	2/4/12	25	1946	Filed	FOH
025 - [Aprons,] gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, [ coveralls, ] corsets, culottes, dresses (women's and girls), dusters, foundation garments, [ fur capes, fur coats, fur neck pieces, fur pieces, ] garter belts, garters, girdles, half slips, hosiery, [ housecoats, ] jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, [ petticoats, ] playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, undershorts, and waist cinchers.
									Next renewal due by 2/4/12.

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 3,405,857	Issued 4/1/08	4/1/18	3, 4, 14, 18, 28	3 -6/1/05 4-1/1/05 14-9/1/05 18-7/1/05 28-1/1/05	3/31/13 - 4/1/14	FOH
003 - Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.
004 – Candles.
014 - Jewelry, horological and chronometric instruments, namely, watches and clocks.
018 - Handbags, wallets, purses, coin purses, tote bags, briefcases, attaché, shoulder bags, and toiletry cases made of leather and imitations of leather, sport bags, luggage.
028 - Sporting goods, namely golf balls, tennis balls, baseballs, and toys namely plush, stuffed animals and dolls; playing cards.
									Decl. of Continued Use & Incontestability due between 3/31/13-4/1/14.

FREDERICK’S OF HOLLYWOOD (Stylized)	Reg. No. 2,932,489	Issued 3/15/2005	3/15/15	3, 9, 25, 35	7/1999	Due 3/15/10-3/15/11	FOH
003 - Personal care products, namely shower gel, bubble bath, body lotion, body soap, body glitter, body powder, and home fragrance products, namely sachets and room fragracing sprays.

009 - Sunglasses.

025 - Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, [ footwear,] foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 -Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
Decl. of Continued Use & Incontestability due between 3/15/10-3/15/11. Documentation pending.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
FREDERICK’S OF HOLLYWOOD	Reg. No. 1,627,771	Issued 12/11/1990	12/11/10	42	3/1946	Filed	FOH	042 - Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, (pharmaceuticals and exercising equipment and aids).	Renewal due by 12/11/10.

FREDERICKS. COM	Reg. No. 2,403,596	Issued 11/14/2000	11/14/10	35	8/11/1995	Due 11/14/05-11/14/06	FOH
035 - Computerized online retail store services featuring clothing, lingerie, undergarments, accessories for men and women, hairpieces and wigs, loungewear, activewear, hosiery, slippers, shoes, boots, swimwear and beachwear.
									Renewal due by 11/14/10.

GET CHEEKY & Design	Reg. No. 3,416,487	Issued 4/29/08	4/29/18	25	7/2002 7/2002	4/30/13 - 4/29/14	FOH	Clothing, namely women's panties, bras, underwear and lingerie.	Decl. of Cont. Use & Incontestability due between 4/30/13 – 4/29/14.
HOLLYWOOD ICON BY FREDERICK’S OF HOLLYWOOD	SN 77/937,136	Filed 2/16/10		25	ITU		FOH	Lingerie, namely slips, bras, panties, teddies, gowns, robes and chemises, shapewear, corsets, dresses, slacks, tops and skirts.	New application filed.

PREMIERE LINE BY FREDERICK’S OF HOLLYWOOD	Reg. No. 3,456,537	Issued 7/1/08	7/1/18	25	12/1/06 12/1/06	7/2/13 - 7/1/14	FOH	Lingerie, lingerie accessories, namely, brassieres, adhesive bras, foundation garments, breast enhancer bras, shorts and panties.	Decl. of Cont. Use & Incontestability due between 7/2/13 – 7/1/14.

SEDUCTION BY FREDERICK’S OF HOLLYWOOD	SN 77/774228	Filed 7/10/09		25	3/1/2005 3/1/2005		FOH	Lingerie, bras, bustiers, garter belts, garters, thongs, underwear.	Office Action issued. Response filed March 2010. Awaiting potential cancellation of cited SEDUCTION reg. by FAVIANA for dresses (Decl. of Use due 5/17/10-11).

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
THE HOLLYWOOD EXXTREME CLEAVAGE & Design	Reg. No. 3,164,722	Issued 10/31/06	10/31/16	25	9/2003 9/2003	11/1/11 / 10/31/12	FOH	Clothing, namely bras.	Decl. of Cont. Use & Incontestability due between 11/1/11 – 10/31/12.
THE ORIGINAL SEX SYMBOL	Reg. No. 3,156,626	Issued 10/17/06	10/17/16	35	6/2003 6/2003	10/18/11 - 10/17/12	FOH
Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
									Decl. of Continued Use & Incontestability due between 10/18/11-10/17/12.

MARK	SN/REG. NO.	FILED / ISSUED	EXP. DATE	CLASS	FIRST USE	DECL. 8 & 15 DUE	OWNER	GOODS/SERVICES	STATUS
AUSTRALIA
FREDERICK’S OF HOLLYWOOD (Graphic)	Prefiling No. 03502129 Reg. No. 1111916	Issued 5/5/06	5/5/16	25, 35	N/A	N/A	FOH
025 – Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 - Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
									Renewal due by 5/5/16.

CANADA
FREDERICK’S	Reg. No. 259,265	Issued 5/29/1981	5/29/11	N/A	FOH
- Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, pantyhose, paste-on bras, peignor sets, petticoats, playsuits, robes, shirts (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses, (women's and girls'), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant-sets, pantsuits, pantyhose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, (men's and boys') shoes, shorts, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, under shorts, and waist cinchers.
- Hairpieces and wigs.
- Breast cream, perfume, skin lotion, nail enamel, nail polish, shaving cream, face wrinkle cream and body massage cream.
SERVICES:  Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.
Renewal due by 5/29/11.

FREDERICK’S OF HOLLYWOOD	Reg. No. 425,958	Issued 4/15/1994	4/15/24		N/A	FOH
Aprons, gowns, lingerie, blouses, boas, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, culottes, dresses (women's and girls), dusters, foundation garments, fur capes, fur coats, fur neck pieces, fur pieces, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pant sets, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, stoles, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
- Gowns, lingerie, blouses, bodyshirts, bodysuits, boots, brassieres, briefers, chemises, coats, coveralls, corsets, dresses (women's and girls), dusters, foundation garments, garter belts, garters, girdles, half slips, hosiery, housecoats, jackets, jerseys, jumpsuits, nightgowns, pajamas, panties, pantsuits, panty hose, paste-on bras, peignoir sets, petticoats, playsuits, robes, shirts, shorts, shoes, skirts, slacks, slippers, slips, suits, sweaters, swimsuits, theatrical clothes, undershorts, and waist clinchers.
SERVICES: Retail store and mail order services in the fields of clothing, personal items, cosmetics and toiletries, pharmaceuticals and exercising equipment and aids.
- Retail store and mail order services in the fields of clothing.

								Renewal filed 2009. Next renewal due by 4/15/24.
CHINA
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 5342299	Issued 3/7/10		35	N/A	FOH
Mail order catalogue and computerized on-line retail store services and advertising in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.
								Notification of Receipt for Trademark Application received. Per Trademark Agent, marks taking 3 -4 years to issue. Registered 3/7/10.
FREDERICK’S OF HOLLYWOOD (Graphic)	Filing No. 5342300	5/11/2006		25	N/A	FOH	Clothing.
Notification of Receipt for Trademark Application received. Office Action received.  Application not allowed.  Trademark Agent recommends re-filing of application to get another review, at this time can add classes 3 (fragrance) and 14 (jewelry), as well as swimwear to new application.

EUROPEAN UNION
FREDERICK’S OF HOLLYWOOD (Graphic)	Reg. No. 005058979	Reg. Date 4/17/07	5/4/2016	3, 25, 35	N/A	N/A	FOH
003 - Personal care products, namely, nail polish, nail polish remover, nail stencils, hard artificial nails, fragrant body splash, hand lotion, face lotion, hand soap, face soap, hair shampoo, hair conditioner, hair styling gel, hair spray, hair dyes, hair rinses, perfume, cologne, toilet water, and essential oils for personal use, mascara, blush, eye shadow, lip stick, lip gloss, make-up powder and make-up foundation, make-up remover, eye cream, hand cream, body cream, face cream, cosmetic astringent for the face, face cleanser, bath oil, bath beads, face powder, bath powder, talcum powder, non-medicated blemish stick, shaving cream, deodorant, potpourri, scented beads, body suntan lotion, face suntan lotion, body sunless tanning lotion, face sunless tanning lotion, body pre-sun tanning lotion, face pre-sun tanning lotion, body after sun tanning lotion and face after sun tanning lotion, laundry care products, namely, dryer fabric softener sheets; home fragrance products, namely, potpourri, room fragrancing gels and toilet soaps; washing compounds for use with lingerie.

025 – Clothing, namely, bathrobes, beach cover-ups, beachwear, belts, blazers, blouses, body shapers, body suits, boxer shorts, bras, bustiers, camisoles, caps, coats, dresses, foundation garments, garter belts, girdles, gloves, gowns, halter tops, hats, headbands, hosiery, jackets, jeans, jogging suits, knee highs, knit shirts, knit tops, leotards, lingerie, loungewear, mittens, negligees, night gowns, night shirts, pajamas, panties, pants, pantyhose, sarongs, scarves, shirts, shorts, skirts, slacks, sleepwear, slips, socks, stockings, suits, sweat pants, sweat shirts, sweat shorts, sweat suits, sweaters, swim wear, t-shirts, tank tops, tap pants, teddies, ties, tights, underpants, undershirts, underwear and vests.

035 - Retail store, mail order catalogue and computerized on-line retail store services in the fields of clothing, accessories, personal care products, gifts, stationery, furnishings, household products and linens.

Renewal due by 5/4/16.

FRANCE
FREDERICK’S	Reg. No. 1490760	Issued 9/27/1968	9/30/18	25	N/A	FOH	Clothing.	Renewed 9/27/08. Next renewal due by 9/30/18.
KOREA
FOH	App. No. 45-2010-0002133	Filed 5/20/2010		3, 25, 35	N/A	FOH
3 – Fragrances; perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions.
25 – Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.
35 – Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.

								Application and Power of Attorney filed.
Frederick’s of Hollywood logo	App. No. 45-2010-0002484	Filed 6/14/2010		3, 25, 35	N/A	FOH
3 – Fragrances; perfumes and colognes; bath oil; body cream; body lotion; body oil; body powder; shower and bath gel; sun care lotions.
25 – Clothing, apparel, underwear, swim wear, lingerie, sleepwear, hosiery, shoes, ready to wear apparel, bras, panties, corsets, shapewear, camisoles, babydolls, chemises, bralettes, teddies, bustiers, bridal lingerie, pajamas, gowns, robes, footwear, flats, heels, platforms, slippers, boots, shoe solutions, stockings, thigh highs, pantyhose, body stockings, garters and garter belts.
35 – Retail store services and wholesale, catalog, and online sales services featuring clothing, lingerie, undergarments, accessories, loungewear, activewear, hosiery, slippers, shoes, boots, and swimwear, and distribution of related advertising services.
								Application and Power of Attorney filed.

SAUDI ARABIA
	App. No. 146749	Filed 8/19/2009		25	N/A	FOH	Clothing.	Application accepted for publication. Application estimated to be published for opposition between June and- August of 2010.

	App. No. 146750	Filed 8/19/2009		35	N/A	FOH	Retail services.	Application accepted for publication. Application estimated to be published for opposition between June and- August of 2010.
TAIWAN
FREDERICK’S OF HOLLYWOOD	Reg. No. 533294	Issued 9/1/1991	9/1/11		N/A	FOH	Panty hose.	Renewal due by 9/1/11

FREDERICK’S OF HOLLYWOOD	Reg. No. 536453	Issued 10/1/1991	10/1/11		N/A	FOH	Shirts, swim suits, and underwear.	Renewal due by 10/1/11

2.           Trademarks of Frederick’s of Hollywood Group Inc.
Registration Number	Trademark	Expires	Class	First Use	Goods/Services	Owner	Status
	United States Trademarks
1,605,698	Cinejour	7/10/2020	25	Sep-89
LADIES' AND CHILDREN'S DAY WEAR, NAMELY PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, NAMELY ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, SHIFTS, COVER UPS, SLEEPWEAR, NAMELY GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Filed Application 6/16/2010

2,428,946	M.T.B. Meant to Be [and Design]	2/13/2011	25	Mar-00	CLOTHING, NAMELY, LOUNGEWEAR, AND SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 2/13/11

1,190,788	Movie Star	2/23/2012	25	Sep-79	LOUNGEWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 2/23/12

1,190,785	Sweet-Tops (Stylized)	2/23/2012	25	Apr-80	SLEEPWEAR AND LOUNGEWEAR-NAMELY, LOUNGING ROBES, NIGHT GOWNS AND PAJAMAS	Frederick's of Hollywood Group Inc.	Next renewal due by 2/23/12

2,546,914	Stardust	3/12/2012	25	Nov-42
LADIES' APPAREL, NAMELY, BRASSIERES, PANTIES, PETTICOATS, GIRDLES, GARTERS, GARTER BELTS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS,ROMPERS, PLAY SUITS, JUMP SUITS, PATIO SHIRTS, COVER UPS, SLEEPWEAR, GOWNS, PAJAMAS, DORM SHIRTS, NIGHT SHIRTS, BABY DOLL PAJAMAS, CHEMISES, AND NEGLIGEES
						Frederick's of Hollywood Group Inc.	Next renewal due by 3/12/12

2,582,551	Comfy Cozy	6/18/2012	25	Feb-02	SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 6/18/12

1,704,269	Heather Nicole	7/28/2012	25	Aug-91
LADIES' AND CHILDREN'S DAY WEAR; NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS, LOUNGEWEAR; NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMPSUITS, PATIO SHIFTS, COVER UPS, SLEEPWEAR; NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Next renewal due by 7/28/12

1,209,847	Cinema Etoile (Stylized)	9/21/2012	25	Jul-81	WOMEN'S CLOTHING-NAMELY, LINGERIE, NIGHTGOWNS, AND UNDERWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 9/21/2012

1,303,849	Pam Undies (Stylized)	11/6/2014	25	Jan-56	WOMEN'S UNDERWEAR AND SLEEPWEAR	Frederick's of Hollywood Group Inc.	Next renewal due by 11/6/2014

2,977,356	Night Maneuvers	7/26/2015	25	Jan-04
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS
						Frederick's of Hollywood Group Inc.	Next renewal due by 7/26/2015

2,039,454	Night Magic	2/18/2017	25	Jul-96
LADIES' DAY WEAR, NAMELY, PANTIES, PETTICOATS, CAMISOLES, SLIPS, HALF SLIPS, TEDDIES, TANK TOPS, TAP PANTS; LOUNGEWEAR, NAMELY, ROBES, SWEAT SUITS, SWEAT SHIRTS, DUSTERS, T-SHIRTS, LOUNGING PAJAMAS, ROMPERS, PLAY SUITS, JUMP SUITS, PATIOSHIFTS, COVER UPS; SLEEPWEAR, NAMELY, GOWNS, PAJAMAS, DORM SHIRTS, BABY DOLLS, CHEMISES, TEDDIES
						Frederick's of Hollywood Group Inc.	Next renewal due by 2/18/2017

345,102	Cuddl' Form (Stylized)	4/13/2017	25	Nov-36	Slips	Frederick's of Hollywood Group Inc.	Next renewal due by 4/13/2017

3,309,506	Cinema Studio	10/9/2017	25	Jan-07
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLL PAJAMAS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES IN THE NATURE OF BRASSIERES OFSMALLER DESIGN, PANTIES, BUSTIERS, BABYDOLL PAJAMA SETS COMPRISED OF TOPS AND PANTIES, AND TWO PIECE PAJAMA SETS COMPRISED OF TOPS AND SHORTS
						Frederick's of Hollywood Group Inc.	Next renewal due by 10/9/2017

3,373,701	Knickers by Cinema Etoile	1/22/2018	25	Sep-07	Panties	Frederick's of Hollywood Group Inc.	Next renewal due by 1/22/2018

1,499,666	Starry Nites	8/9/2018	25	Feb-86	LADIES SLEEPWEAR, NAMELY NIGHTSHIRTS, BABY DOLLS, PAJAMAS, TEDDIES, PANTIES, NIGHTGOWNS, AND ROBES	Frederick's of Hollywood Group Inc.	Next renewal due by 8/9/2018

3,489,101	The Boudoir Collection	8/19/2018	25	Apr-04
WOMEN'S SLEEPWEAR, PAJAMAS, NIGHTGOWNS, NIGHT SHIRTS, DORM SHIRTS, ROBES, BABYDOLLS, CHEMISES, NEGLIGEES, AND SEDUCTIVE WEAR, NAMELY, THONGS, GARTER BELTS, GARTERS, TEDDIES, BRASSIERES, BRALETTES, PANTIES, BUSTIERS, BABYDOLL-SHORT NIGHTSETS, AND TWO PIECE SHORT PAJAMA SETS
						Frederick's of Hollywood Group Inc.	Next renewal due by 8/19/2018

2,228,727	Seductive wear by Cinema Etoile	3/2/2019	25	Jun-95	WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS	Frederick's of Hollywood Group Inc.	Next renewal due by 3/2/2019

2,228,739	Seductive Wear	3/2/2019	25	Jun-95	WEARING APPAREL, NAMELY, LOUNGEWEAR, SLEEPWEAR, GARTERS AND GARTER BELTS	Frederick's of Hollywood Group Inc.	Next renewal due by 3/2/2019

3,701,373	Sleepwear 4 Nappin' & Yappin	10/27/2019	25	Jan-95	Shorts, T-shirts, Sweatshirts, Sweatpants and Jackets	Frederick's of Hollywood Group Inc.	Next renewal due by 10/27/2019

3,710,385	Camiette	11/10/2019	25	Jun-09	Ladies' bras, bralettes, camisoles	Frederick's of Hollywood Group Inc.	Next renewal due by 11/10/2019

3,711,640	World's Biggest Sleep Shirt	11/17/2009	25	Jan-95	Shorts, T-shirts, Sweatshirts, Sweatpants and Jackets	Frederick's of Hollywood Group Inc.	Next renewal due by 11/17/10

3,716,764	Demisole	11/24/2019	25	Jun-09	Ladies' bras, bralettes, camisoles	Frederick's of Hollywood Group Inc.	Next renewal due by 11/24/2019

690,969	Movie Star	1/5/2020	25	Apr-37	UNDERGARMENTS, SLEEPWEAR, AND LINGERIE	Frederick's of Hollywood Group Inc.	Next renewal due by 1/5/2020

1,585,795	Real Shapes	3/6/2020	25	May-89	PANTIES AND COORDINATING TOPS NAMELY HALTERS, TANK TOPS, UNCONSTRUCTED BRA LIKE TOPS AND TEDDIES	Frederick's of Hollywood Group Inc.	Next renewal due by 3/6/2020

Commonwealth of Puerto Rico

13,801	Movie Star	6/10/2016	25	Jun-66	UNDERGARMENTS SLEEPWEAR & LINGERIE	Movie Star, Inc.	Next renewal due by 6/10/2016

International Trademarks

1,265,919	Movie Star (France)	3/19/2014	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 3/19/2014

243,927	Movie Star (Mexico)	8/10/2014	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 8/10/2014

3,242,887	Movie Star (Japan)	12/25/2016	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 12/25/2016

B 792,537	Movie Star (Great Britain)	6/24/2018	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 6/24/2018

19,600,224	Movie Star (Hong Kong)	11/2/2018	International 25		Lingerie, Loungewear, Sleepwear	Movie Star, Inc.	Next renewal due by 11/2/2018